THIRD AMENDMENT TO CONSTRUCTION AND TERM NOTE

Dayton, Ohio                                            Dated as of March 1,200O

     On June 13, 1994, WHITEFORD FOODS VENTURE, L. P., a Texas limited partnership (" Borrower"), executed and delivered a Construction and Term Note to PNC BANK, NATIONAL ASSOCIATION (successor by merger to PNC Bank, Ohio, National Association) (" Lender"), in the original principal amount of $2,290,750.00 (as amended by the Amendment to Promissory Note dated December 14, 1994 and by the Second Amendment to Construction and Term Note dated March 3 1, 1995, the "Note").

     By this Third Amendment to Construction and Term Note, the Note is amended as follows:

1. Notwithstanding anything to the contrary contained in the Note, the Applicable Interest Rate will be 1%plus the Prime Rate, subject to the applicability of the Default Rate. All interest calculations under the Note will be made based on a year of 360 days for the actual number of days in each interest period.

2. Notwithstanding anything to the contrary contained in the Note, principal will be due and payable in monthly installments of Eleven Thousand Dollars ($11,000)each, commencing on April 1, 2000 and continuing on the first day of each month thereafter until January 3 1, 2001, at which time any remaining outstanding principal will be due. Accrued interest will be due and payable on the due date of each principal payment.

     Except as expressly modified hereby, all terms and conditions of the Note remain in full force and effect. Capitalized terms used herein and not otherwise defined herein will have the meanings given such terms in the Note.

     Borrower hereby irrevocably authorizes any attorney-at-law, including an attorney employed by or retained by Lender, to appear in any court of record in or of the State of Ohio, or in any other state or territory of the United States, at any time after the indebtedness evidenced by the Note becomes due, whether by acceleration or otherwise, to waive the issuing and service of process and to confess a judgment against Borrower in favor of Lender for the amount of principal and interest and expenses then appearing due from Borrower under the Note, together with costs of suit and thereupon to release all errors and waive all right of appeal or stays of execution in any court of record. Borrower hereby expressly acknowledges that an attorney-at-law employed or retained by Lender may confess judgment against Borrower, and further expressly consents to the payment of legal fees of such attorney-at-law by Lender.

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.


                                     WHITEFORD FOODS VENTURE, L. P.,
                                     a Texas limited partnership

                                     By: G/W FOODS, INC., its general partner,
                                         a Texas corporation .


                                     By: /s/Albert D. Greenaway
                                     --------------------------
                                     Print Name: Albert D. Greenaway
                                     Title:  President

ACCEPTED:

PNC BANK, NATIONAL ASSOCIATION

By: /s/Timothy P. Kelly
---------------------
Print Name: Timothy P. Kelly
Title: Vice President


STATE OF Ohio      )
                   )   ss:
                   )
COUNTY OF Darke

     The foregoing instrument was acknowledged before me this 28th day of March, 2000 by Albert D. Greenaway a duly authorized officer of G/W Foods, Inc., a Texas corporation, on behalf of the corpora; ion as general partner of Whiteford Foods Venture, L. P., a Texas limited partnership.

                                            /s/Sharon K. Henry
                                            ------------------
                                            Printed Name: Sharon K. Henry
                                            Notary Public
                                            My commission expires: Mav 4, 2000


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
                  THIRD AMENDMENT TO CONSTRUCTION AND TERM NOTE

Dayton, Ohio                                           Dated as of March 1, 2000

     On June 13, 1994, WHITEFORD FOODS VENTURE, L. P., a Texas limited partnership (" Borrower"), executed and delivered a Construction and Term Note to THE FIFTH THIRD BANK OF WESTERN OHIO (" Lender"), in the original principal amount of $1,874,250.00 (as amended by the Amendment to Promissory Note dated December 14, 1994 and by the Second Amendment to Construction and Term Note dated March 31, 1995, the "Note").

     By this Third Amendment to Construction and Term Note, the Note is amended as follows:

1. Notwithstanding anything to the contrary contained in the Note, the Applicable Interest Rate will be 1%plus the Prime Rate, subject to the applicability of the Default Rate. All interest calculations under the Note will be made based on a year of 360 days for the actual number of days in each interest period.

2. Notwithstanding anything to the contrary contained in the Note, principal will be due and payable in monthly installments of Nine Thousand Dollars ($9,000)each, commencing on April 1, 200O and continuing on the first day of each month thereafter until January 3 1, 2001, at which time any remaining outstanding principal will be due. Accrued interest will be due and payable on the due date of each principal payment.

     Except as expressly modified hereby, all terms and conditions of the Note remain in full force and effect. Capitalized terms used herein and not otherwise defined herein will have the meanings given such terms in the Note.

     Borrower hereby irrevocably authorizes any attorney-at-law, including an attorney employed by or retained by Lender, to appear in any court of record in or of the State any of other Ohio, state or in due, whether by acceleration or otherwise, to waive the issuing and service of process and to confess a judgment against Borrower in favor of Lender for the amount of principal and interest and expenses then appearing due from Borrower under the Note, together with costs of suit and thereupon to release all errors and waive all right of appeal or stays of execution in any court of record. Borrower hereby expressly acknowledges that an attorney-at-law employed or retained by Lender may confess judgment against Borrower, and further expressly consents to the payment of legal fees of such attorney-at-law by Lender.

WARNING--BY SIGNING THIS PAPER YOU GM3 UP YOUR RIGHT TO NOTI= AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY r POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ABY CLAIMS YOU MAY HAVE AGAINST TEE CREDITOR WHETHER FOR RETURNEDCOODS. FAUI~TYGOODS, FAJLUREONHIS PART TOCOM. PLYWII?$ TFIE AGREEMENT, OR ANY OTHER CAUSE.

                                     WHITEFORD FOODS VENTURE, L. P.,
                                     a Texas limited partnership

                                     By: G/W FOODS, INC., its general partner,
                                         a Texas corporation .


                                     By: /s/Albert D. Greenaway
                                     --------------------------
                                     Print Name: Albert D. Greenaway
                                     Title:  President


ACCEPTED:

PNC BANK, NATIONAL ASSOCIATION

By: /s/Patty Hable
---------------------
Print Name: Patty Hable
Title: Vice President


STATE OF    Ohio      )
                      )   ss:
                      )
COUNTY OF Darke

     The foregoing instrument was acknowledged before me this 28th day of March, 2000 by Albert D. Greenaway a duly authorized officer of G/W Foods, Inc., a Texas corporation, on behalf of the corpora; ion as general partner of Whiteford Foods Venture, L. P., a Texas limited partnership.

                                            /s/Sharon K. Henry
                                            ------------------
                                            Printed Name: Sharon K. Henry
                                            Notary Public
                                            My commission expires: Mav 4, 2000



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